SUPPLEMENT DATED MARCH 6, 2020 TO THE

CURRENT PROSPECTUS, DATED MAY 1, 2019, AS AMENDED,

FOR

New York Life Insurance and Annuity Corporation (“NYLIAC”)

New York Life Variable Universal Life Accumulator II Policies

INVESTING IN

NYLIAC Variable Universal Life Separate Account - I

This supplement amends the most recent prospectus you received, as amended, (the “Prospectus”) for the variable universal life policy offered through the separate account referenced above (the “Policy”). You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your Policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your Policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note a change in the riders available under the Policy.

As of January 1, 2020, the Intermediate No Lapse Guarantee (INLG) Rider is no longer offered under the Policy. You may no longer elect to receive no lapse guarantee benefits through the purchase of the INLG Rider.

Please note, this change does not impact any Policy on which the INLG Rider has already been issued.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010